                                                                 Exhibit 10.27.3


                              EIGHTH AMENDMENT TO
                              AMENDED AND RESTATED
                      MORTGAGE LOAN WAREHOUSING AGREEMENT
                      -----------------------------------


  EIGHTH AMENDMENT TO AMENDED AND RESTATED MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment"), dated as of May 31, 2001 by and among AMERICAN HOME
MORTGAGE CORP. ("American Home"), MARINA MORTGAGE COMPANY, INC. ("Marina" and, together with American Home, the "Companies" and each a "Company"), AMERICAN HOME MORTGAGE HOLDINGS, INC. ("Guarantor"), FIRST UNION NATIONAL BANK, COMERICA BANK, BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK ("Chase") (collectively, the "Lenders") and FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             STATEMENT OF PURPOSE
                             --------------------

  WHEREAS, the Companies, the Lenders (other than Chase), and the Administrative Agent are parties to an Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 25, 2000, as amended by a First Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 15, 2000, by a Second Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of August 30, 2000, by a Third Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of September 28, 2000, by a Fourth Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of November 10, 2000, by a Fifth Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of December 6, 2000, by a Sixth Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 1, 2001, and by a Seventh Amendment to Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 15, 2001 (as so amended, the "Credit Agreement"); and

  WHEREAS, Chase desires to become a party to and a Lender under the Credit Agreement and all other instruments, agreements and documents entered into in connection therewith pursuant to the terms of Paragraph 10(j) of the Credit Agreement; and

  WHEREAS, the parties hereto wish to amend the Credit Agreement to provide for the inclusion of Chase as a party thereto and a Lender thereunder and as more specifically set forth below; and

  WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders and the Administrative Agent are willing to continue to make available to the Companies the credit facilities provided for in the Credit Agreement; and

  WHEREAS, a specific condition to the willingness of the Lenders and the Administrative Agent to continue to make available to the Companies the credit facilities provided for in the Credit Agreement is the reaffirmation by the Guarantor of the Guaranty to which the Guarantor is a party; and

  WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Companies of the credit facilities provided for in the Credit Agreement and therefore the Guarantor is willing to reaffirm the Guaranty to which the Guarantor is a party;

  NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

  1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

  2.  Amendments to the Credit Agreement.
      ----------------------------------

      a. The Credit Agreement is hereby amended to include, as a party thereto, Chase, and the team "Lenders" as defined in the introductory paragraph to, and Paragraph 11 of, the Credit Agreement is hereby amended to include Chase, and as of the date hereof, Chase shall be deemed to be a "Lender" under the Credit Agreement and under each instrument, agreement and document entered into in connection therewith.

      b.   Schedule I and Schedule III to the Credit Agreement are hereby
           ----------     ------------
deleted in their entireties and the forms of Schedule I and Schedule III
                                             ----------     ------------
attached to this Amendment as Annex I and Annex II, respectively, are hereby substituted in lieu thereof.

  3. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

      a. A copy of this Amendment executed by the Companies, the Guarantor, each of the Lenders and the Administrative Agent (whether such parties shall have signed the same or different copies);

      b. A Promissory Note of even date herewith, as duly executed by each of the Companies, such note to be payable by the Companies to the order of Chase and to be in the form attached as Annex III hereto (such note to be considered a Note for all purposes);

      c. A Reaffirmation of Guaranty of even date herewith in form and substance satisfactory to the Administrative Agent, executed by the Guarantor;

      d. Certificates of even date herewith signed by the President or any Vice President of each of the Companies and of the Guarantor and attested to by the Secretary or any Assistant Secretary of each of the Companies and of the Guarantor certifying that (i) the Articles, Bylaws and resolutions of such Company or of the Guarantor, as applicable, previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such Company or the Guarantor, as applicable, remains in good standing, (iii) all representations and warranties of such Company or the Guarantor, as applicable, previously made to the Administrative Agent and the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing;

              e. Resolutions of each of the Companies and of the Guarantor authorizing the execution of this Amendment and, with respect to the Guarantor, the Reaffirmation of Guaranty, and, with respect to the Companies, the note listed in subsection (b) above; and

              f. A facility fee, payable to the Administrative Agent for the benefit of Chase, in the amount and as further provided in Paragraph 2(l)(7) of the Credit Agreement.

     4. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. Chase hereby assumes, and agrees to be bound from and after the date hereof under and by, the terms of the Credit Agreement and all instruments, agreements and documents entered into in connection therewith. Chase shall be considered to be a "Lender" for all purposes under the Security Agreement, the Uniform Commercial Code financing statements filed pursuant thereto, the Guaranty and the other Credit Documents.

     8. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty (as reaffirmed by the Reaffirmation of Guaranty) and agrees that the Guaranty (as reaffirmed by the Reaffirmation of Guaranty) shall remain in full force and effect with respect to the Obligations.

     9. EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE GUARANTOR AND EACH OF THE COMPANIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT

CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO OR THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the day and year first above written.


                              AMERICAN HOME MORTGAGE CORP., a
                              New York corporation



                              By /s/ Richard Silver
                                 --------------------------
                              Name Richard Silver
                                   ------------------------
                              Title Controller
                                    -----------------------


                              MARINA MORTGAGE COMPANY, INC., a
                              California corporation



                              By /s/ Richard Silver
                                 --------------------------
                              Name Richard Silver
                                   ------------------------
                              Title Controller
                                    -----------------------


ACKNOWLEGED AND AGREED TO:

                              AMERICAN HOME MORTGAGE HOLDINGS, INC., a Delaware corporation, as Guarantor



                              By /s/ Richard Silver
                                 --------------------------
                              Name Richard Silver
                                   ------------------------
                              Title Controller
                                    -----------------------

                              FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent and a Lender


                              By /s/ Anthony J. Alfieri
                                 ------------------------------
                              Name Anthony J. Alfieri
                                   ----------------------------
                              Title Vice President
                                    ---------------------------

                              COMERICA BANK, a
                              Michigan banking corporation, as a Lender


                              By /s/ Heather Hogle
                                 ------------------------------
                              Name Heather Hogle
                                   ----------------------------
                              Title Account Officer
                                    ---------------------------


                              BANKERS TRUST COMPANY, a New York banking corporation, as a Lender


                              By /s/ Glenn Minkoff
                                 ------------------------------
                              Name Glenn Minkoff
                                   ----------------------------
                              Title Director
                                    ---------------------------

                              THE CHASE MANHATTAN BANK, a New York banking corporation, as a Lender


                              By /s/ Robert A. Salcetti
                                 ------------------------------
                              Name Robert A. Salcetti
                                   ----------------------------
                              Title Managing Director
                                    ---------------------------

                                                                         ANNEX I

                                  SCHEDULE I
                                      TO
           AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN
                             WAREHOUSING AGREEMENT
                           DATED AS OF May 25, 2000
                  BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                        MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                             Schedule of Addresses
                             ---------------------


COMPANIES:

American Home Mortgage Corp.
520 Broadhollow Road
Melville, New York  11747
Attention:__________________________

Marina Mortgage Company, Inc.,
520 Broadhollow Road
Melville, New York  11747
Attention:__________________________

GUARANTOR:

American Home Mortgage Holdings, Inc.
520 Broadhollow Road
Melville, New York  11747
Attention:__________________________

ADMINISTRATIVE AGENT:

First Union National Bank
One First Union Center, TW-09
301 South College Street, 9th Floor
Charlotte, North Carolina  28288-0610
Attention:  Anthony J. Alfieri

LENDERS:

First Union National Bank
One First Union Center, TW-09
301  South College Street, 9th Floor
Charlotte, North Carolina 28288-0610
Attention:  Anthony J. Alfieri

Comerica Bank
One Detroit Center
500 Woodward Avenue, 7th Floor
Detroit, Michigan  48226
Attention:  Heather D. Hogle

Bankers Trust Company
Financial Institutions Group
25th floor
New York, New York  10006
Attention:  Glenn Minkoff

The Chase Manhattan Bank
707 Travis Street
Corporate Mortgage Finance, 6th Floor North
Houston, Texas  77002
Attention:  Cynthia Crites

                                                                        ANNEX II

                                 SCHEDULE III
                                      TO
           AMENDED AND RESTATED AMENDED AND RESTATED MORTGAGE LOAN
                             WAREHOUSING AGREEMENT
                           DATED AS OF May 25, 2000
                   BY AND AMONG AMERICAN HOME MORTGAGE CORP.,
                        MARINA MORTGAGE COMPANY, INC.,
                  FIRST UNION NATIONAL BANK AS ADMINISTRATIVE
                      AGENT AND THE LENDERS PARTY THERETO

                              Commitment Schedule
                              -------------------

            Lender                    Maximum Commitment                 Percentage Share
            ------                    ------------------                 ----------------

First Union National Bank               $ 50,000,000                            43.48%

Bankers Trust Company                   $ 25,000,000                            21.74%

The Chase Manhattan Bank                $ 25,000,000                            21.74%

Comerica Bank                           $ 15,000,000                            13.04%

AGGREGATE FACILITY COMMITMENT           $115,000,000                           100.00%

                                                                       ANNEX III


                           FORM OF PROMISSORY NOTE
                           -----------------------

                                                        _________________,2001


  FOR VALUE RECEIVED, AMERICAN HOME MORTGAGE CORP., a New York corporation ("American Home") and MARINA MORTGAGE COMPANY, INC., a California corporation ("Marina" and, together with American Home, the "Companies") hereby unconditionally promise, jointly and severally, to pay to the order of THE CHASE MANHATTAN BANK, a __________________________ (the "Lender"), at the office of FIRST UNION NATIONAL BANK, a national banking association (the "Administrative Agent"), at its office located at One First Union Center, TW-09, 301 South College Street, Charlotte, North Carolina 28288-0610, in lawful money of the United States and in immediately available funds, on the dates required under that certain Amended and Restated Mortgage Loan Warehousing Agreement dated as of May 25, 2000 by and among the Companies, the lenders from time to time parties thereto, including the Lender, and the Administrative Agent (as the same has been and may be further amended, extended, restated, modified, renewed or replaced from time to time, the "Agreement" and with the capitalized terms not otherwise defined herein used with the meanings given such terms in the Agreement), the principal amount of Lender's Regular Repayment Share of each Regular Loan made under the Agreement.

  The Companies further agree, jointly and severally, to pay interest in like money and funds at the office of the Administrative Agent referred to above, on the unpaid principal balance hereof from the date advanced until paid in full on the dates and at the applicable rates set forth in the Agreement. The holder of this Note is hereby authorized to record the date and amount of Lender's Percentage Share and Regular Repayment Share of each Regular Loan, the date and amount of each payment of principal and interest, and applicable interest rates and other information with respect thereto, on the schedules annexed to and constituting a part of this Note (or by any analogous method the holder hereof may elect consistent with its customary practices) and any such recordation shall, absent manifest error, constitute prima facie evidence of the accuracy of
                                         ----- -----
the information so recorded; provided, however, that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the obligations of the Companies under the Credit Documents.

  The Companies waive presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agree that no extension or indulgence to the Companies (or either of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the Companies, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the Companies.

  This Note is one of the Notes referred to in, and is entitled to all the benefits of, the Agreement. Reference is hereby made to the Agreement and to the Security Agreement for rights and obligations of payment and prepayment, collateral security, Events of Default and the rights of acceleration of the maturity hereof upon the occurrence of an Event of Default.

  This Note shall be governed by, and construed in accordance with, the laws of the State of North Carolina, and is being executed by the duly authorized officers of each of the Companies as of the day and year first above written.

                                          AMERICAN HOME MORTGAGE CORP.,
                                          a New York corporation
[CORPORATE SEAL]

Attest:

By:_______________________                By:________________________
Name:_____________________                Name:______________________
Title:____________________                Title:_____________________


                                          MARINA MORTGAGE COMPANY, INC.,
                                          a California corporation
[CORPORATE SEAL]

Attest:

By:_______________________                By:________________________
Name:_____________________                Name:______________________
Title:____________________                Title:_____________________